UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2008

Longwei Petroleum Investment Holding Limited

(Exact name of registrant as specified in its charter)

Colorado	000-31751	84-1536518
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

No.30 Guanghua Street, Xiaojingyu Xiang, Wanbailin District

Taiyuan City, Shanxi Province, China P.C. 030024

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 8855501

Tabatha II Inc.

(Former name or Former address, if changed since last Report)

Copies to:

David B. Manno, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2008, the board of directors of Longwei Petroleum Investment Holding Limited (the “Company”) elected Bin Wu as its president.  Prior to joining the Company, Mr. Wu was employed by China Agriculture Bank, Taiyuan City, Shanxi Province branch, from April 2003, until June 2008, where he had various responsibilities, including Vice Manager. Mr. Wu attended Shanxi University of Finance and Economics from 1997 until 2002 where he majored in Finance and Economics.  Mr. Wu also received an MBA degree from Beijing College in 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

Date: October 3, 2008	By:	/s/
Cai Yongjun, Chief Executive Officer